UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
 ________________________
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 13, 2013

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LKQ CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	000-50404	36-4215970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

500 West Madison Street, Suite 2800 Chicago, IL		60661
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (312) 621-1950
N/A
(Former name or former address, if changed since last report)

 ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) As part of their director compensation, members of the Board of Directors of LKQ Corporation (the "Company") currently receive an annual grant of Restricted Stock Units ("RSUs") with a value equal to $100,000 under the Company's 1998 Equity Incentive Plan (the "Equity Incentive Plan"). Such RSUs vest one year after the grant date. In order to provide Guhan Subramanian pro rata compensation for his service on the Board of Directors between the date of his election on January 2, 2013 and the next scheduled RSU grant date, the Board of Directors of the Company approved a grant to Mr. Subramanian of 1,604 RSUs on January 15, 2013. The RSUs granted were equal to $100,000 in value based on the Company's average stock price on the grant date, adjusted to reflect the number of days of his service on the board until the next scheduled RSU grant date. The RSUs granted to Mr. Subramanian will fully vest one year after the grant date.

(e) On January 15, 2013, the Board of Directors approved a grant of 6,756 RSUs under the Company’s Equity Incentive Plan to Joseph M. Holsten as compensation for his service as Chairman of the Board of Directors. The RSUs granted were equal to $150,000 in value based on the Company's average stock price on the grant date. The RSUs granted to Mr. Holsten fully vested on the grant date.
On January 13, 2013, the Compensation Committee of the Board of Directors modified or approved the following compensation plans, arrangements and awards for the named executive officers of the Company, effective as of January 1, 2013 (unless otherwise specified):

1.	Base salaries for 2013 were approved as set forth below.

	Current	2013
Robert L. Wagman, President and Chief Executive Officer	$650,000	$650,000
John S. Quinn, Executive Vice President and Chief Financial Officer	450,000	500,000
Victor M. Casini, Senior Vice President and General Counsel	400,000	400,000
Walter P. Hanley, Senior Vice President of Development	400,000	400,000
Michael S. Clark, Vice President - Finance and Controller	210,000	225,000

2.
Minimum, target and maximum potential bonus percentages for the 2013 calendar year were approved as set forth below. The Compensation Committee will establish 2013 performance goals for the Company later in the first quarter of 2013. The bonus award (if any) will be determined by multiplying the officer’s base salary by the bonus percentage that corresponds to performance goals achieved by the Company.

	Current	2013
Robert L. Wagman	50/75/150	50/100/150
John S. Quinn	35/50/110	35/50/110
Victor M. Casini	35/50/110	35/50/110
Walter P. Hanley	35/50/110	35/50/110
Michael S. Clark	20/30/60	20/30/60

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 17, 2013

LKQ CORPORATION

By:	/s/ VICTOR M. CASINI
Victor M. Casini
Senior Vice President and General Counsel